UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

April 28, 2016

Date of Report (Date of earliest event reported)

AVERY DENNISON CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	1 -7685	95-1492269

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

207 Goode Avenue

Glendale, California		91203

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (626) 304-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)                                  On April 28, 2016, the Compensation and Executive Personnel Committee of the Board of Directors (the “Board”) of Avery Dennison Corporation (the “Company”) approved the following localization package for Georges Gravanis, President, Materials Group, in connection with his localization to Europe from his expatriate assignment in Hong Kong, effective July 1, 2016: (i) an annual base salary of €510,000; (ii) a target Annual Incentive Plan opportunity of 75% of base salary; and (iii) a target long-term incentive opportunity of 180% of base salary.  Mr. Gravanis will also be eligible to receive reimbursement of up to $15,000 per year for financial counseling services; a taxable monthly automobile allowance of up to €1,648; taxable dependent educational tuition assistance of up to €25,000 for two years; reimbursement for tax preparation fees for 2016 and up to two additional tax years; and taxable relocation assistance benefits in accordance with the Company’s executive relocation policy, including a relocation allowance of $25,000.  In addition, also effective July 1, 2016, Mr. Gravanis will be eligible to participate in the Company’s executive severance plan and key employee change of control severance plans, as described in the Company’s 2016 Proxy Statement filed with the Securities and Exchange Commission on March 8, 2016 (the “Proxy Statement”).  All other expatriate benefits Mr. Gravanis previously received in Hong Kong will cease on June 30, 2016.

Item 5.07                   Submission of Matters to a Vote of Security Holders.

(a) & (b) The Company held its Annual Meeting of Stockholders on April 28, 2016 (the “Annual Meeting”).  A total of 79,779,538 shares of the Company’s common stock, representing approximately 89% of the 89,324,230 shares outstanding and eligible to vote as of the February 29, 2016 record date for the meeting, were represented in person or by proxy at the Annual Meeting, constituting a quorum.  At the Annual Meeting, the Company’s stockholders (i) elected Bradley A. Alford, Anthony K. Anderson, Peter K. Barker, Mitchell R. Butier, Ken C. Hicks, David E. I. Pyott, Dean A. Scarborough, Patrick T. Siewert, Julia A. Stewart and Martha N. Sullivan to the Board; (ii) approved, on an advisory basis, the Company’s executive compensation; and (iii) ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2016.

The final results of the voting for the ten director nominees named in the Proxy Statement were as follows:

Director Nominee	For	Against	Abstain	Broker Non-Votes
Bradley A. Alford	73,393,301	200,169	224,539	5,961,529
Anthony K. Anderson	72,575,484	1,135,396	107,129	5,961,529
Peter K. Barker	71,937,884	1,771,637	108,488	5,961,529
Mitchell R. Butier	73,277,627	444,775	95,607	5,961,529
Ken C. Hicks	73,098,638	482,318	237,053	5,961,529
David E. I. Pyott	71,948,055	1,644,223	225,731	5,961,529
Dean A. Scarborough	71,733,476	1,834,331	250,202	5,961,529
Patrick T. Siewert	72,755,574	955,718	106,717	5,961,529
Julia A. Stewart	71,761,300	1,848,345	208,364	5,961,529
Martha N. Sullivan	73,374,859	348,086	95,064	5,961,529

The final results of the voting for proposals 2 and 3 described in the Proxy Statement were as follows:

Proposal	For	Against	Abstain	Broker Non-Votes
Approval, on an advisory basis, of the Company’s executive compensation	70,587,942	2,847,487	382,580	5,961,529
Ratification of appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2016	77,500,784	2,175,871	102,883	–

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVERY DENNISON CORPORATION

Date: April 29, 2016
	By:	/s/ Susan C. Miller
		Name:	Susan C. Miller
		Title:	Senior Vice President, General Counsel and Secretary